UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2008
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134

(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities.
     The text related to the Earn-Out Shares (as defined below) contained in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure.
     On August 6, 2008, MasTec issued a press release regarding the Acquisition. A copy of that press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 8.01	Other Events.
     On July 31, 2008 (the “Closing Date”), MasTec, Inc., a Florida corporation (“MasTec”) through a subsidiary (the “Buyer”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), dated as of July 31, 2008, with NSORO, LLC, a Georgia limited liability company (the “Seller” and such transaction, the “Acquisition”). As part of the Acquisition, Buyer has acquired substantially all of Seller’s project management services for wireless network operators in the United States to support the buildout and expansion of their wireless network infrastructure which is comprised of cell sites and central office switching facilities (the “Business”). At the time of the Acquisition, substantially all of the Business’ revenues come from AT&T.
     Pursuant to the terms of the Purchase Agreement, the purchase price for the Acquisition consists of $17.5 million, which was paid in cash on the Closing Date (subject to adjustment as set forth in the Purchase Agreement), assumption of $12 million in indebtedness related to a working capital line secured by receivables and earn-out payments payable over an eight-year period equal to 50% of the earnings before taxes of the Business above certain minimum thresholds for the Buyer and an equal second threshold for the Seller (the “Earn-Out”). The Earn-Out is payable at MasTec’s option in cash, MasTec common stock (the “Earn-Out Shares”) or a combination thereof. MasTec has offered to potentially issue the Earn-Out Shares to the Seller in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. The Purchase Agreement only allows MasTec to issue the Earn-Out Shares, if at the time of issuance such shares are registered for resale pursuant to an effective registration statement.
     In connection with the Acquisition, Buyer has also entered into a transitional services agreement with Seller pursuant to which Seller will continue to provide all services necessary to operate the Business, consistent with past practice, until such time as Buyer determines. In consideration of these transitional services, Buyer will pay Seller its costs related to such services.

ITEM 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.
99.1	Press Release dated August 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: August 6, 2008	By:	/s/ C. Robert Campbell
		Name:	C. Robert Campbell
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 6, 2008.

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